EXHIBIT 12.2

CERTIFICATION

I, Robert Pirooz, Chief Financial Officer, certify that:

1.   I have reviewed this Annual Report on Form 20-F of Lumina Copper Corp. (the "Registrant");

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included  in this report, fairly  present  in all  material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.   The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have:

(a)  Designed  such  disclosure controls and procedures,  or caused such disclosure controls and procedures  to  be  designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

 (b)  Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)  Disclosed in this report any change in the Registrant's internal control over financial reporting that occurred  during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting; and

5.   The Registrant's other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

(a)  All significant deficiencies and material weaknesses in the design or operation of internal control over  financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

(b)  Any fraud, whether or not material, that involves management or other employees who have a significant  role in the Registrant's  internal control over financial reporting.

Date: June 9, 2004

                                                         /s/ " Robert Pirooz"

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                                                         Robert Pirooz

                                                         Chief Financial Officer